UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Premier VIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Allianz Life Insurance Company of New York
March 1, 2010
Dear Allianz contract owner:
We are sending you this letter in connection with the proposed liquidation of OpCap Mid Cap Portfolio, a series of the Premier VIT. As the owner of a variable annuity contract issued by Allianz Life Insurance Company of New York, with contract value allocated to the Portfolio, you beneficially own shares of the Portfolio. You have the right to instruct us how to vote your proportionate interest in the shares we hold in the Portfolio. We are asking you to submit your voting instruction card (attached hereto with other informational materials) for this matter.
As explained in the enclosed proxy materials, the Board of Trustees of the Premier VIT voted to recommend the liquidation of the Portfolio. To complete its liquidation, the Portfolio must obtain the consent of its shareholders. The Portfolio’s shareholders are the separate accounts established by various life insurance companies, including Allianz Life® of NY, for the purpose of investing variable contract values in the Portfolio, as well as other investment companies. Under current law, contract owners with contract value allocated to the Portfolio have the right to instruct the insurance company how to vote their proportionate interest in the shares of the Portfolio owned by the insurance company separate accounts.
If approved by Portfolio shareholders, the liquidation is expected to occur on or about April 30, 2010. To assist you in providing your instructions, a voting instruction card is enclosed that reflects the number of shares of the Portfolio for which you are entitled to provide voting instructions. In addition, you will also find enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement, which describe in detail the matters to be voted on at the Special Meeting of Shareholders.
You should consult with your financial professional and consider transferring any contract value you have allocated to the Portfolio to other investment options available under your contract before the liquidation date. To transfer your contract value among investment options, you may contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com/newyork. Any transfer of your contract value related to this liquidation will be free and will not count against your free transfers from the time you receive this letter until 60 days after the date of the liquidation.
If the Portfolio liquidates and you have not transferred your contract value from the Portfolio by the date of the liquidation, any contract value you have allocated to the Portfolio automatically will be transferred to the AZL Van Kampen Mid Cap Growth Fund. For your convenience, a prospectus for the AZL Van Kampen Mid Cap Growth Fund will be sent to you.
Your vote is important. Please read the enclosed proxy materials carefully, then complete, date, and sign the enclosed Voting Instruction Card. If you have questions or would like to receive a prospectus for the investment options available under your variable contract, contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com/newyork.

Sincerely,

Robert DeChellis
President, Variable Products Division Allianz Life Financial Services, LLC

Variable annuity contracts are issued by Allianz Life Insurance Company of New York, Home Office: New York, NY, Administrative Office: PO Box 561, Minneapolis, MN 55440-0561 and distributed by its affiliate, Allianz Life Financial Services, LLC, member FINRA, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. 800.624.0197 www.allianzlife.com/newyork

MVAR-1014-NY	(3/2010)

Allianz Life Insurance Company of North America
March 1, 2010
Dear Allianz contract owner:
We are sending you this letter in connection with the proposed liquidation of OpCap Mid Cap Portfolio, a series of the Premier VIT. As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America, with contract value allocated to the Portfolio, you beneficially own shares of the Portfolio. You have the right to instruct us how to vote your proportionate interest in the shares we hold in the Portfolio. We are asking you to submit your voting instruction card (attached hereto with other informational materials) for this matter.
As explained in the enclosed proxy materials, the Board of Trustees of the Premier VIT voted to recommend the liquidation of the Portfolio. To complete its liquidation, the Portfolio must obtain the consent of its shareholders. The Portfolio’s shareholders are the separate accounts established by various life insurance companies, including Allianz Life, for the purpose of investing variable contract values in the Portfolio, as well as other investment companies. Under current law, contract owners with contract value allocated to the Portfolio have the right to instruct the insurance company how to vote their proportionate interest in the shares of the Portfolio owned by the insurance company separate accounts.
If approved by Portfolio shareholders, the liquidation is expected to occur on or about April 30, 2010. To assist you in providing your instructions, a voting instruction card is enclosed that reflects the number of shares of the Portfolio for which you are entitled to provide voting instructions. In addition, you will also find enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement, which describe in detail the matters to be voted on at the Special Meeting of Shareholders.
You should consult with your financial professional and consider transferring any contract value you have allocated to the Portfolio to other investment options available under your contract before the liquidation date. To transfer your contract value among investment options, you may contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com. Any transfer of your contract value related to this liquidation will be free and will not count against your free transfers from the time you receive this letter until 60 days after the date of the liquidation.
If the Portfolio liquidates and you have not transferred your contract value from the Portfolio by the date of the liquidation, any contract value you have allocated to the Portfolio automatically will be transferred to the AZL Mid Cap Index Fund. For your convenience, a prospectus for the AZL Mid Cap Index Fund will be sent to you.
Your vote is important. Please read the enclosed proxy materials carefully, then complete, date, and sign the enclosed Voting Instruction Card. If you have questions or would like to receive a prospectus for the investment options available under your variable contract, contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com.

Sincerely,
Robert DeChellis President, Variable Products Division Allianz Life Financial Services, LLC
Variable annuity contracts are issued by Allianz Life Insurance Company of North America and distributed by its affiliate, Allianz Life Financial Services, LLC, member FINRA, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. 800.624.0197 www.allianzlife.com

MVAR-1014	(3/2010)